Exhibit 10.21

WAIKELE RESERVE WEST HOLDINGS, LLC

and WAIKELE VENTURE HOLDINGS, LLC

(collectively, as Borrower)

and

BEAR STEARNS COMMERCIAL MORTGAGE, INC.,

as Lender

NOTE SEVERANCE

AND LOAN DOCUMENT MODIFICATION AGREEMENT

Dated: As of November 3, 2004
Lender’s Counsel:
Dechert LLP 30 Rockefeller Plaza New York, New York 10112
Attention: Gerard Keegan, Esq.

THIS NOTE SEVERANCE AND LOAN DOCUMENT MODIFICATION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of November 3, 2004 between BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and assigns, “Lender”) and WAIKELE RESERVE WEST HOLDINGS, LLC, a Delaware limited liability company, having an address at 11455 El Camino Real, Suite 200, San Diego, California 92130 (“West”) and WAIKELE VENTURE HOLDINGS, LLC, a Delaware limited liability company, having an address at 11455 El Camino Real, Suite 200, San Diego, California 92130 (“Venture”; West and Venture are individually or collectively (as the context requires) referred to herein as “Borrower”).

W I T N E S S E T H

WHEREAS, Lender has made a loan to Borrower in the original aggregate principal amount of $140,700,000 (the “Loan”), which such Loan was secured by, among other things, that certain Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated as of October 28, 2004 (together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to herein as the “Mortgage”);

WHEREAS, Lender is owner and holder of the following promissory notes evidencing the Loan: (i) that certain Promissory Note A-1 given by Venture to Lender dated as of the date hereof (the “A-1 Note”), (ii) that certain Promissory Note A-2 given by West to Lender dated as of the date hereof (the “A-2 Note”), (iii) that certain Promissory Note A-3 given by Venture to Lender dated as of the date hereof (the “A-3 Note”) of even date herewith, (iv) that certain Promissory Note A-4 given by West to Lender dated as of the date hereof (the “A-4 Note”; each of the A-1 Note, the A-2 Note, the A-3 Note and the A-4 Note shall collectively be referred to herein as the “Original Notes”);

WHEREAS, there is now owing and unpaid on the Original Notes the aggregate principal sum of $140,700,000, together with interest thereon; and

WHEREAS, Lender and Borrower have agreed to split each Original Note into two (2) substitute notes and to effect such splitting as hereinafter provided;

NOW, THEREFORE, in consideration of the mutual agreements herein expressed, the parties hereto covenant and agree as follows:

1. Concurrently with the execution and delivery of this Agreement, Borrower agrees that it shall execute and deliver each of the following (collectively referred to as the “Substitute Notes”):

(a) a substitute note made by Venture to Lender in an amount equal to $30,721,845 (“Substitute Note A-1”);

(b) a substitute note made by Venture to Lender in an amount equal to $30,721,845 (“Substitute Note A-2”);

(c) a substitute note made by West to Lender in an amount equal to $7,970,655 (“Substitute Note A-3”);

(d) a substitute note made by West to Lender in an amount equal to $7,970,655 (“Substitute Note A-4”);

(e) a substitute note made by Venture to Lender in an amount equal to $25,136,055 (“Substitute Note A-5”);

(f) a substitute note made by Venture to Lender in an amount equal to $25,136,055 (“Substitute Note A-6”);

(g) a substitute note made by West to Lender in an amount equal to $6,521,445 (“Substitute Note A-7”); and

(h) a substitute note made by West to Lender in an amount equal to $6,521,445 (“Substitute Note A-8”).

2. All accrued but unpaid interest on: (a) the A-1 Note as of the date hereof shall be allocated on a “ 50/50” basis between Substitute Note A-1 and Substitute Note A-2; (b) the A-2 Note as of the date hereof shall be allocated on a “ 50/50” basis between Substitute Note A-3 and Substitute Note A-4; (c) the A-3 Note as of the date hereof shall be allocated on a “ 50/50” basis between Substitute Note A-5 and Substitute Note A-6; and (d) the A-4 Note as of the date hereof shall be allocated on a “ 50/50 ” basis between Substitute Note A-7 and Substitute Note A-8. Upon Borrower’s delivery of duly executed original versions of each Substitute Note, Lender hereby agrees that it shall return to Borrower each Original Note marked “replaced and cancelled” or other similar notation evidencing the foregoing.

3. The parties hereto do hereby certify that the Mortgage will continue to secure, in the aggregate, the same principal indebtedness as is secured by the Mortgage immediately prior to the severance effected hereby, and that neither this Agreement nor the Substitute Notes creates or secures any new or further indebtedness or obligation other than the Debt or obligation secured by or which under any contingency may be secured by the Mortgage immediately prior to the severance effectuated hereby, and shall not be deemed to create or secure, or be construed as creating or securing, any new or further indebtedness.

4. The parties hereto hereby acknowledge and agree that the Loan Documents are hereby modified as follows:

(a) The first recital of the Mortgage is hereby deleted and replaced with the following:

“Borrower by (i) that certain Substitute Note A-1 given to Lender dated as of the date hereof (the “A-1 Note”), (ii) that certain Substitute Note A-2 given to Lender dated as of the date hereof (the “A-2 Note”), (iii) that certain Substitute Note A-3 given to Lender dated as of the date hereof (the “A-3 Note”) of even date herewith, (iv) that certain Substitute Note A-4 given to Lender dated as of the date hereof (the “A-4 Note”), (v) that certain Substitute Note A-5 given to Lender dated as of the date hereof (the “A-5 Note”), (vi) that certain Substitute Note A-6 given to

Lender dated as of the date hereof (the “A-6 Note”), (vii) that certain Substitute Note A-7 given to Lender dated as of the date hereof (the “A-7 Note”) and (viii) that certain Substitute Note A-8 given to Lender dated as of the date hereof (the “A-8 Note”; each of the A-1 Note, the A-2 Note, the A-3 Note, the A-4 Note, the A-5 Note, the A-6 Note, the A-7 Note and the A-8 Note, together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to herein as the “Note”) is indebted to Lender in the aggregate principal sum of $140,700,000 (the “Loan”) in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note.”.

(b) The second recital of that certain Liability Agreement between Borrower and Lender dated as of October 28, 2004 is hereby deleted and replaced with the following:

“WHEREAS, the Loan is (a) evidenced by (i) that certain Substitute Note A-1 given to Lender dated as of the date hereof (the “A-1 Note”), (ii) that certain Substitute Note A-2 given to Lender dated as of the date hereof (the “A-2 Note”), (iii) that certain Substitute Note A-3 given to Lender dated as of the date hereof (the “A-3 Note”) of even date herewith, (iv) that certain Substitute Note A-4 given to Lender dated as of the date hereof (the “A-4 Note”), (v) that certain Substitute Note A-5 given to Lender dated as of the date hereof (the “A-5 Note”), (vi) that certain Substitute Note A-6 given to Lender dated as of the date hereof (the “A-6 Note”), (vii) that certain Substitute Note A-7 given to Lender dated as of the date hereof (the “A-7 Note”) and (viii) that certain Substitute Note A-8 given to Lender dated as of the date hereof (the “A-8 Note”; each of the A-1 Note, the A-2 Note, the A-3 Note, the A-4 Note, the A-5 Note, the A-6 Note, the A-7 Note and the A-8 Note, together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively or individually (as the context requires) be referred to as the “Note” or the “Notes”); and (b) secured by certain real property and other collateral mortgaged and pledged to Lender by Borrowers (such collateral, together with the liens secured thereby, the “Collateral”) pursuant to a certain Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated as of the date hereof (the “Security Instrument”) encumbering the Collateral;”.

5. Capitalized terms not defined herein shall have the meanings ascribed to them in the Mortgage.

6. Borrower represents, warrants and covenants that, as of the date hereof, there are, to Borrower’s best knowledge, no offsets, counterclaims or defenses against the Debt, this Agreement or the other Loan Documents and that Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on Borrower’s part to be observed or performed, and that the Loan Documents constitute valid and binding obligations of Borrower.

7. Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Loan Documents, including without limitation, all exculpation provisions, shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Agreement and those of the other Loan Documents, the terms, covenants and provisions of this Agreement shall control.

8. This Agreement, and any provisions hereof, may not be modified, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

9. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

10. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

11. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

12. This Agreement shall be governed by and construed in accordance with the laws of the State of California and the applicable laws of the United States of America.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Note Severance and Loan Document Modification Agreement as of the day and year first above written.

BORROWER:

WAIKELE RESERVE WEST HOLDINGS, LLC a Delaware limited liability company

By:	/s/ John Chamberlain
John Chamberlain, President

By:	/s/ Robert Barton
Robert Barton, CFO

WAIKELE VENTURE HOLDINGS, LLC a Delaware limited liability company

By:	/s/ John Chamberlain
John Chamberlain, President

By:	/s/ Robert Barton
Robert Barton, CFO

ACKNOWLEDGED AND AGREED:

AMERICAN ASSETS, INC., a California corporation

By:	/s/ John Chamberlain
John Chamberlain, President

By:	/s/ Robert Barton
Robert Barton, CFO

LENDER:

BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation

By:	/s/ Richard A. Ruffer, Jr.
Name: Richard A. Ruffer, Jr.
Title: Managing Director

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